MUNDER ASSET ALLOCATION FUND-BALANCED

Class A, B, C, K, R and Y Shares

Supplement Dated March 31, 2009

to Prospectus Dated October 31, 2008

Investors are advised that international small-cap segment within the equity portion of the Fund has been combined with the international core equity segment. Accordingly, references to the international small-cap segment and its portfolio manager Daniel B. LeVan are hereby removed. In addition, the first two paragraphs under the heading “MANAGEMENT OF THE FUND — Portfolio Management Team” on page 29 of the prospectus are hereby deleted and replaced with the following:

A team of professionals employed by MCM makes investment decisions for the Fund.

The team consists of Brian E. Kozeliski, Michael R. Vandenbossche, Joseph W. Skornicka, Thomas P. Kenny, Michael P. Gura, Tony Y. Dong and Remi J. Browne. Mr. Kozeliski determines the overall allocation of the Fund’s assets among asset groups. Mr. Vandenbossche is responsible for investment decisions for the fixed income portion of the Fund. The equity portion of the Fund is currently divided into five segments. Mr. Skornicka is responsible for investment decisions for the large-cap value segment of the Fund. Mr. Kenny and Mr. Gura co-manage the large-cap growth and multi-cap growth segments of the Fund, jointly making investment decisions within those segments. Mr. Dong is responsible for investment decisions for the focused mid-cap segment of the Fund. Mr. Browne has primary responsibility for decisions regarding the international core equity segment of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE